UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22207
Oppenheimer Master Event-Linked Bond Fund, LLC
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 3/30/2012

Item 1. Reports to Stockholders.

March 31, 2012

Oppenheimer

Master Event-Linked Bond Fund, LLC

Management Commentary and Semiannual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

SEMIANNUAL REPORT

Listing of Top Holdings

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Event-Linked Securities:
Multiple Event	56.8%
Windstorm	30.4
Earthquake	8.2
Other	1.6
Money Market Fund	3.0
Portfolio holdings and allocations are subject to change. Percentages are as of March 30, 2012, and are based on the total market value of investments.

Region of Risk

North America	63.8%
Multi-Region	27.0
Europe	4.7
Asia	4.5
Portfolio holdings and allocations are subject to change. Percentages are as of March 30, 2012, and are based on the total market value of event-linked securities.

Credit Rating Breakdown	NRSRO Only Total

AAA	3.0%
BBB	1.0
BB	47.3
B	38.8
CCC	4.3
CC	0.6
Unrated	5.0

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of March 30, 2012, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.
6 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES
Shares of Oppenheimer Master Event-Linked Bond Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund commenced operations on 6/16/08.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
7 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 30, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2011	March 30, 2012	March 30, 2012

Actual
	$1,000.00	$1,013.40	$2.10

Hypothetical
(5% return before expenses)
	1,000.00	1,022.77	2.11
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended March 30, 2012 is as follows:

Expense Ratio
0.42%
The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
9 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS March 30, 2012* / Unaudited

	Principal
	Amount		Value

Event-Linked Bonds—97.4%
Earthquake—8.2%
Embarcadero RE Ltd. Catastrophe Linked Nts., 6.71%, 8/4/14[1,2]	$5,500,000		$5,516,225
Golden State Re Ltd. Catastrophe Linked Nts., 3.82%, 1/8/15[1,2]	2,800,000		2,791,320
Kibou Ltd. Catastrophe Linked Nts., 5.331%, 2/16/15[1,2]	5,500,000		5,498,625
LakeSide Re II Ltd. Catastrophe Linked Nts., 7.75%, 1/8/13[1,2]	3,895,000		3,930,834
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13[1,2]	5,750,000		5,750,575
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts., 11.525%, 10/19/12[1,2]	5,800,000		5,858,000

			29,345,579

Multiple Event—57.1%
Atlas VI Capital Ltd. Catastrophe Linked Nts.:
12.885%, 1/8/15[1,2]	1,000,000		976,800
15.792%, 1/8/15[1,2]	5,000,000		4,871,000
10.856%, 4/6/13[1,2]	8,000,000	EUR	10,761,413
11.616%, 4/7/14[1,2]	4,250,000	EUR	5,746,192
Blue Danube Ltd. Catastrophe Linked Nts., 0%, 4/10/15[1,2,4]	1,000,000		1,000,000
Blue Fin Ltd. Catastrophe Linked Nts.:
8.59%, 5/28/13[1,2]	3,750,000		3,776,250
9.34%, 5/28/13[1,2]	2,750,000		2,792,075
Caelus Re Ltd. Catastrophe Linked Nts., 6.60%, 5/24/13[1,2]	3,600,000		3,565,800
Combine Re Ltd. Catastrophe Linked Nts.:
4.50%, 1/7/15[1,2]	3,500,000		3,505,075
10%, 1/7/15[1,2]	750,000		751,163
17.75%, 1/7/15[1,2]	1,750,000		1,752,363
Compass Re Ltd. Catastrophe Linked Nts.:
Series CL2, 10.25%, 1/8/15[1,2]	4,500,000		4,414,500
Series CL3, 11.25%, 1/8/15[1,2]	4,250,000		4,145,025
East Lane Re Ltd. Catastrophe Linked Nts.:
6.731%, 3/13/15[1,2]	5,750,000		5,776,450
5.831%, 3/14/14[1,2]	5,600,000		5,567,520
GlobeCat Ltd. Catastrophe Linked Nts.:
6.581%, 1/2/13[1,2]	1,000,000		1,000,550
9.831%, 1/2/13[1,2]	2,500,000		2,400,938
Ianus Capital Ltd. Catastrophe Linked Nts., 9.911%, 6/9/12[1,2]	4,250,000	EUR	5,711,758
Lodestone Re Ltd. Catastrophe Linked Nts.:
Series A-1, 6.01%, 1/8/14[1,2]	5,850,000		5,677,425
Series A-2, 7.25%, 1/8/14[2]	10,000,000		9,668,000
Series CLA, 6.34%, 5/17/13[1,2]	1,100,000		1,089,000
Series CLB, 8.34%, 5/17/13[1,2]	5,750,000		5,708,600
Loma Reinsurance Ltd. Catastrophe Linked Nts.:
18.06%, 1/19/14[1,2]	3,000,000		2,962,500
9.988%, 12/21/12[1,2]	1,000,000		1,012,100
10 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

	Principal
	Amount		Value

Multiple Event Continued
Montana Re Ltd. Catastrophe Linked Nts.:
12.375%, 1/8/14[1,2]	$2,750,000		$2,684,550
16.875%, 1/8/14[1,2]	5,000,000		4,828,000
Series B, 13.725%, 12/7/12[1,2]	5,100,000		4,852,650
Mystic Re Ltd. Catastrophe Linked Nts.:
9.06% 10/19/12[1,2]	3,750,000		3,745,406
12.06% 3/12/15[1,2]	5,000,000		4,991,375
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.976%, 6/6/13[1,2]	4,250,000		2,310,619
Queen Street V Re Ltd. Catastrophe Linked Nts., 8.59% 4/9/15[1,2]	1,000,000		996,575
Residential Reinsurance 2009 Ltd. Catastrophe Linked Nts.:
Series CL1, 13.076%, 6/6/12[1,2]	250,000		253,350
Series CL2, 17.076%, 6/6/12[1,2]	5,450,000		5,560,635
Series CL4, 12.576%, 6/6/12[1,2]	4,500,000		4,550,850
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
8.976%, 12/6/15[1,2]	2,000,000		1,937,600
13.326%, 12/6/15[1,2]	2,000,000		1,932,600
Series CL1, 9.076%, 6/6/15[1,2]	5,000,000		4,999,500
Series CL2, 12.076%, 6/6/15[1,2]	5,000,000		4,854,000
Series CL5, 8.826%, 6/6/15[1,2]	4,500,000		4,498,650
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.676%, 6/6/13[1,2]	5,500,000		5,467,000
8.976%, 6/6/13[1,2]	2,800,000		2,798,040
13.076%, 6/6/13[1,2]	5,000,000		5,025,000
Series CL1, 6.326%, 6/6/13[1,2]	5,000,000		4,944,000
Series CL3, 10.826%, 6/6/13[1,2]	1,000,000		983,000
Successor X Ltd. Catastrophe Linked Nts.:
16.65%, 1/27/15,[1,2]	5,000,000		4,964,500
13.242%, 12/13/13[1,2]	3,000,000		2,970,600
14.992%, 12/13/13[1,2]	5,600,000		5,547,360
9.75%, 4/4/13[1,2]	2,300,000		2,293,100
11.75%, 4/4/13[1,2]	5,200,000		5,154,240
16.75%, 4/4/13[1,2]	5,800,000		5,712,420
Series 2011-1, Class III-T3, 16.492%, 1/7/14[1,2]	5,000,000		4,865,000
Tramline RE Ltd. Catastrophe Linked Nts., 16.75%, 1/8/15[1,2]	5,500,000		5,527,225

			203,880,342

Other—1.6%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.514%, 1/15/17[1,2]	5,750,000		5,740,225
Windstorm—30.5%
Akibare II Ltd. Catastrophe Linked Nts., 0%, 4/13/16[1,2,3,4]	3,000,000		3,000,000
Akibare Ltd. Catastrophe Linked Nts.:
Cl. A, 3.443%, 5/22/12[1,2]	6,750,000		6,742,575
Cl. B, 3.643%, 5/22/12[1,2]	500,000		499,550
Atlas VI Capital Ltd. Catastrophe Linked Nts., 9.312%, 4/9/15[1,2]	3,250,000	EUR	4,431,749
11 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Windstorm Continued
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl. A, 5.853%, 4/10/12[1,2]	4,450,000	EUR	$5,935,440
East Lane Re Ltd. Catastrophe Linked Nts., 10.82%, 3/16/16[1,2]	1,500,000		1,497,113
EOS Wind Ltd. Catastrophe Linked Nts., 6.61%, 5/26/14[1,2]	5,000,000		4,941,000
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1, Cl. A, 7.892%, 4/6/12[1,2]	827,000	EUR	1,103,362
Foundation Re III Ltd. Catastrophe Linked Nts.:
Series 1-1, 5.08%, 2/25/15[2]	6,000,000		5,832,600
Series 1-A, 5.83%, 2/3/14[1,2]	5,800,000		5,686,900
Ibis Re Ltd. Catastrophe Linked Nts., 13.581%, 2/5/15[1,2]	1,000,000		987,350
Johnston Re Ltd. Catastrophe Linked Nts.:
6.57%, 5/8/13[1,2]	2,000,000		1,989,600
7.07%, 5/8/13[1,2]	6,100,000		6,059,740
6.97%, 5/8/14[1,2]	750,000		757,200
7.67%, 5/8/14[1,2]	5,450,000		5,473,980
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.481%, 12/18/13[1,2]	4,500,000		4,470,750
5.481%, 12/24/12[1,2]	5,044,000		4,983,472
Montana Re Ltd. Catastrophe Linked Nts., 10.225%, 12/7/12[1,2]	5,630,000		5,488,124
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.275%, 10/19/12[1,2]	5,850,000		5,831,865
10.275%, 10/19/12[1,2]	5,750,000		5,727,575
Series D, 10.25% 10/19/12[1,2]	5,500,000		5,475,250
Pelican Re Ltd. Catastrophe Linked Nts., 0%, 4/13/15[1,2,4]	1,750,000		1,750,000
Pylon II Capital Ltd. Catastrophe Linked Nts.:
Series A, 6.376%, 5/5/16[1,2]	1,500,000	EUR	2,036,220
Series B, 9.862%, 5/5/16[2]	2,000,000	EUR	2,809,852
Queen Street II Capital Ltd. Catastrophe Linked Nts., 7.597%, 4/9/14[1,2]	6,750,000		6,591,375
Queen Street IV Capital Ltd. Catastrophe Linked Nts., 7.597%, 4/9/15[1,2]	3,000,000		2,871,000
Successor X Ltd. Catastrophe Linked Nts.:
11.12%, 1/27/15[1,2]	1,000,000		982,000
11.33%, 11/10/15[1,2]	1,500,000		1,450,350
16.33%, 11/10/15[1,2]	4,000,000		3,655,200

			109,061,192

Total Event-Linked Bonds (Cost $353,865,444)			348,027,338

	Shares

Investment Company—2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.22%[5,6] (Cost $10,607,618)	10,607,618		10,607,618
Total Investments, at Value (Cost $364,473,062)	100.3%		358,634,956
Liabilities in Excess of Other Assets	(0.3)		(1,206,236)

Net Assets	100.0%		$357,428,720

12 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Footnotes to Statement of Investments

*	March 30, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes. Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:
EUR                     Euro

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $329,716,886 or 92.25% of the Fund’s net assets as of March 30, 2012.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 30, 2012. See Note 1 of the accompanying Notes.

4.	Interest rate is less than 0.0005%.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2011	Additions	Reductions	March 30, 2012

Oppenheimer Institutional Money Market Fund, Cl. E	7,710,790	108,243,396	105,346,568	10,607,618

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$10,607,618	$12,778

6.	Rate shown is the 7-day yield as of March 30, 2012.
Foreign Currency Exchange Contracts as of March 30, 2012 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Bank of America
Euro (EUR)	Buy	1,555	EUR	4/3/12-5/17/12	$2,074,391	$30,454	$—
Citigroup
Euro (EUR)	Sell	30,305	EUR	5/17/12	40,427,114	—	815,388

Total unrealized appreciation and depreciation						$30,454	$815,388

See accompanying Notes to Financial Statements.
13 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 30, 2012[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $353,865,444)	$348,027,338
Affiliated companies (cost $10,607,618)	10,607,618

358,634,956
Cash	152
Unrealized appreciation on foreign currency exchange contracts	30,454
Receivables and other assets:
Interest and dividends	4,707,019
Investments sold	988,361
Closed foreign currency contracts	3,703
Shares of beneficial interest sold	3,020
Other	9,175

Total assets	364,376,840

Liabilities
Unrealized depreciation on foreign currency exchange contracts	815,388
Payables and other liabilities:
Investments purchased (including $3,000,000 purchased on a when-issued or delayed delivery basis)	6,090,181
Shares of beneficial interest redeemed	11,897
Shareholder communications	5,987
Directors’ compensation	3,866
Other	20,801

Total liabilities	6,948,120

Net Assets—applicable to 31,498,877 shares of beneficial interest outstanding	$357,428,720

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$11.35

1.	March 30, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 30, 2012[1]

Investment Income
Interest	$15,293,476
Dividends from affiliated companies	12,778

Total investment income	15,306,254

Expenses
Management fees	710,281
Shareholder communications	4,274
Directors’ compensation	6,265
Custodian fees and expenses	4,192
Administration service fees	750
Other	27,142

Total expenses	752,904
Less waivers and reimbursements of expenses	(5,949)

Net expenses	746,955

Net Investment Income	14,559,299

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(13,821,488)
Foreign currency transactions	2,324,879

Net realized loss	(11,496,609)
Net change in unrealized appreciation/depreciation on:
Investments	3,903,096
Translation of assets and liabilities denominated in foreign currencies	(2,329,789)

Net change in unrealized appreciation/depreciation	1,573,307

Net Increase in Net Assets Resulting from Operations	$4,635,997

1.	March 30, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	March 30, 2012[1]	September 30,
	(Unaudited)	2011

Operations
Net investment income	$14,559,299	$19,097,947
Net realized loss	(11,496,609)	(15,710,860)
Net change in unrealized appreciation/depreciation	1,573,307	(4,251,036)

Net increase (decrease) in net assets resulting from operations	4,635,997	(863,949)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	14,425,766	355,789,290
Payments from withdrawals	(12,759,571)	(67,672,220)

	1,666,195	288,177,070

Net Assets
Total increase	6,302,192	287,253,121
Beginning of period	351,126,528	63,873,407

End of period	$357,428,720	$351,126,528

1.	March 30, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 30, 2012[1]			Year Ended September 30,
	(Unaudited)	2011	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$11.20	$11.03	$10.49	$9.90	$10.00

Income (loss) from investment operations:
Net investment income[3]	.46	.79	.85	.89	.23
Net realized and unrealized loss	(.31)	(.62)	(.31)	(.30)	(.33)

Total from investment operations	.15	.17	.54	.59	(.10)

Net asset value, end of period	$11.35	$11.20	$11.03	$10.49	$9.90

Total Return, at Net Asset Value[4]	1.34%	1.54%	5.15%	5.96%	(1.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$357,429	$351,127	$63,873	$48,856	$43,078

Average net assets (in thousands)	$354,689	$265,678	$49,054	$47,309	$19,902

Ratios to average net assets:[5]
Net investment income	8.21%	7.19%	8.04%	8.98%	7.89%
Total expenses[6]	0.42%	0.43%	0.66%	0.55%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%	0.43%	0.65%	0.55%	1.05%

Portfolio turnover rate	29%	20%	38%	5%	0%

1.	March 30, 2012 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2.	For the period from June 16, 2008 (commencement of operations) to September 30, 2008.

3.	Per share amounts calculated based on the average shares outstanding during the period.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 30, 2012	0.42%
Year Ended September 30, 2011	0.43%
Year Ended September 30, 2010	0.67%
Year Ended September 30, 2009	0.55%
Period Ended September 30, 2008	1.07%
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Master Event-Linked Bond Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of March 30, 2012, 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.
     For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Semiannual Period. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
     As of March 30, 2012, securities with an aggregate market value of $348,027,338 representing 97.4% of the Fund’s net assets were comprised of event-linked bonds.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed
18 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 30, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$3,000,000
Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day
19 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.
     Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
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Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
Valuation Methods and inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Securities Valuation Continued
The following methodologies are used to determine the market value or the fair value of the types of securities described below:
     Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.
     Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.
A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.
22 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Standard inputs generally considered
Security Type	by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Securities Valuation Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 30, 2012 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$348,027,338	$—	$348,027,338
Investment Company	10,607,618	—	—	10,607,618

Total Investments, at Value	10,607,618	348,027,338	—	358,634,956

Other Financial Instruments:
Foreign currency exchange contracts	—	30,454	—	30,454

Total Assets	$10,607,618	$348,057,792	$—	$358,665,410

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(815,388)	$—	$(815,388)

Total Liabilities	$—	$(815,388)	$—	$(815,388)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
3. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 30, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount

Contributions	1,279,952	$14,425,766	31,560,721	$355,789,290
Withdrawals	(1,131,998)	(12,759,571)	(5,999,472)	(67,672,220)

Net increase	147,954	$1,666,195	25,561,249	$288,117,070

4. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 30, 2012, were as follows:

	Purchases	Sales

Investment securities	$127,625,248	$94,301,512
24 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

5. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.40%.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended March 30, 2012, the Fund paid no fees to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended March 30, 2012, the Manager waived fees and/or reimbursed the Fund $5,949 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
6. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6.	Risk Exposures and the Use of Derivative Instruments Continued
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and
26 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $34,157, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $32,264 as of March 30, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of March 30, 2012 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of March 30, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $815,388 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of March 30, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6.	Risk Exposures and the Use of Derivative Instruments Continued
Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of March 30, 2012 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not	Statement of Assets		Statement of Assets
Accounted for as	and Liabilities		and Liabilities
Hedging Instruments	Location	Value	Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$30,454	Unrealized depreciation on foreign currency exchange contracts	$815,388
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$2,090,484
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted	Translation of assets and liabilities
for as Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$(2,493,010)
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency.
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These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the six months ended March 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,656,617 and $42,659,531 respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified
29 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Pending Litigation Continued
damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these
30 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
31 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

SHAREHOLDER MEETING Unaudited
On February 29, 2012, a shareholder meeting of Oppenheimer Master Event-Linked Bond Fund (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting the sub-proposals in (Proposal No. 2) and (Proposal No. 3) were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld

Trustees
William L. Armstrong	31,105,985	0
Edward L. Cameron	31,105,985	0
Jon S. Fossel	31,105,985	0
Sam Freedman	31,105,985	0
Richard F. Grabish	31,105,985	0
Beverly L. Hamilton	31,105,985	0
Robert J. Malone	31,105,985	0
F. William Marshall, Jr.	31,105,985	0
Victoria J. Herget	31,105,985	0
Karen L. Stuckey	31,105,985	0
James D. Vaughn	31,105,985	0
William F. Glavin, Jr.	31,105,985	0
2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
2f: Proposal to remove the fundamental policy relating to margin and short sales

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
2g-2: Proposal to remove the additional fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
32 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote

31,105,985	0	0	0
33 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
34 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Directors and Officers	William L. Armstrong, Chairman of the Board of Directors and Director
Edward L. Cameron, Director
Jon S. Fossel, Director
Sam Freedman, Director
Richard F. Grabish, Director
Beverly L. Hamilton, Director
Robert J. Malone, Director
F. William Marshall, Jr., Director
Richard F. Grabish, Director
Victoria J. Herget, Director
James D. Vaughn, Director
William F. Glavin, Jr., Director, President and Principal Executive Officer
Caleb Wong, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2012 OppenheimerFunds, Inc. All rights reserved.
35 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
36 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).
37 | OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not applicable to semiannual reports.
(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2012

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	5/8/2012